UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2008

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GIGABEAM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-50985	20-0607757
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC 27703

(Address of Principal Executive Office) (Zip Code)

(919) 206-4426

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 24, 2008, Louis S. Slaughter resigned as a member of our Board of Directors. In connection with his resignation, we entered into an Agreement and Release, effective April 25, 2008, whereby Mr. Slaughter made customary representations regarding his maintenance of the confidentiality of our company’s confidential and proprietary information. He also agreed to customary non-compete provisions and agreed to release any outstanding obligations or claims, if any, he may have against us. We also agreed to release any outstanding obligations or claims, if any, we may have against Mr. Slaughter.

We agreed to issue Mr. Slaughter a common stock purchase warrant to purchase 250,000 shares of our common stock and a promissory note in the amount of $150,000. The warrant has an exercise price of $1.00 per share and expires April 25, 2011.  The note is non interest-bearing and is due two years from the date of issuance.  The note is secured by 300,000 shares of our common stock.  Should we default in payment of the outstanding balance under the note by the maturity date, and are unable to cure such default within 15 business days, Mr. Slaughter will be entitled to receive all or a portion of the common shares securing the obligation equal to the value of the outstanding balance divided by the lesser of $0.33 or the closing price of our common stock on the date of default, but in no event will he be entitled to more than 300,000 shares.  Further, Mr. Slaughter will continue to receive healthcare benefits for one year following the effective date of the Agreement.

Additionally, pursuant to the terms of the Agreement, we agreed to declare Mr. Slaughter’s outstanding option to purchase 100,000 shares of our common stock, with an exercise price of $12.03 per share, fully vested. The option will expire April 25, 2013.  The remaining terms of the option will remain the same.

With respect to the issuance of our securities described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were issued to an accredited investor.

The foregoing description of the Agreement and Release does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-K and other reports we file with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1 17.1	Agreement and Release, dated April 25, 2008 between the Company and Louis S. Slaughter (filed herewith). Letter of Resignation from Louis S. Slaughter, dated April 24, 2008 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GigaBeam Corporation
(Registrant)

By:	/s/ S. Jay Lawrence
(Signature) Name: S. Jay Lawrence Title: Chief Executive Officer

Date:  April 28, 2008